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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of report (Date of earliest event reported):  December 17, 1999




                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  1-5418                    41-0617000
------------------------ ------------------------ ------------------------------
(State of incorporation) (Commission File Number)       (I.R.S. Employer
                                                      Identification Number)

   11840 Valley View Road, Eden Prairie, MN                 55344
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   (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:   (612) 828-4000


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

               Reference is made to Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               99.1   Press release, dated December 20, 1999.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                SUPERVALU INC.
Date:  December 20, 1999



                                                By  /s/ Pamela K. Knous
                                                    ----------------------------
                                                    Pamela K. Knous
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit        Description of Exhibit
-------        ----------------------

  99.1         Press release, dated December 20, 1999.





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